77Q1(a)

Articles of Amendment of American Century Capital Portfolios, Inc., dated December 9, 2014 (filed electronically as Exhibit a53 to Form 485A Post-Effective Amendment No. 66 to the Registration Statement of the Registrant filed on December 10, 2014, File No. 33-64872, and incorporated herein by reference).